OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this "Amendment"), dated as of May 29, 2025, is made by and among BANK HAPOALIM B.M. (the "Lender"), with an address of 1120 Avenue of the Americas, New York, New York 10036, and ARK RESTAURANTS CORP., a New York corporation (the "Borrower"), with an address of 85 5th Avenue, New York, New York 10003.

RECITALS

A. The Lender and the Borrower are parties to (i) that certain Second Amended and Restated Credit Agreement (Revolving Facility) dated as of March 30, 2023 (as amended, amended and restated, renewed and otherwise modified from time to time, the "Revolving Credit Agreement"), (ii) that certain Omnibus Credit Agreement (Term Loans) dated as of June 1, 2018 (as amended, amended and restated, renewed and otherwise modified from time to time, the "Term Credit Agreement", and together with the Revolving Credit Agreement, the "Credit Agreements") and (iii) the Credit Documents (as defined in the Revolving Credit Agreement and the Term Credit Agreement) (collectively, as amended, amended and restated, renewed and otherwise modified from time to time, the "Loan Documents").

B. The Lender and the Borrower now desire to extend the maturities of the revolving credit facility and the term loan facilities existing under the Loan Documents, modify certain financial covenants set forth in the Loan Documents, release certain liens granted pursuant to the Loan Documents and otherwise amend certain terms and conditions of the Loan Documents as specifically set forth herein.

AGREEMENT

1. Recitals and Definitions. The recitals set forth above shall be incorporated herein by this reference as if set forth at length. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Revolving Credit Agreement and/or the Term Credit Agreement as applicable. All references to any section or sections in this Amendment shall refer to sections of the Revolving Credit Agreement or the Term Credit Agreement as applicable.

2. Reaffirmation of Credit Agreements and the other Loan Documents. The Credit Agreements and the other Loan Documents are hereby reaffirmed and continue in full force and effect, except as expressly modified by this Amendment.

3. Amendments to the Revolving Credit Agreement. The Revolving Credit Agreement is hereby amended as follows, effective as of the date hereof:

3.1. Commitment Termination Date. The definition of "Commitment Termination Date" set forth in Section 1.1 (*Definitions of Capitalized Terms*) of the Revolving Credit Agreement is hereby deleted and replaced with the following:

"Commitment Termination Date" shall mean **May 31, 2028.**

3.2. Maturity Date. The definition of "Maturity Date" set forth in Section 1.1 (*Definitions of Capitalized Terms*) of the Revolving Credit Agreement is hereby deleted and replaced with the following:

"Maturity Date" shall mean **June 1, 2028.**

3.3. Limits. Section 2.6(c) (*Limits*) of the Revolving Credit Agreement is hereby amended by deleting "$30,000,000.00" set forth in subclause (iv) thereof and inserting "**$20,000,000.00**" in lieu thereof, the effect of which shall be to reduce the maximum permitted amount of the Obligations under the Loan Documents by $10,000,000.00 to $20,000,000.00.

3.4. Tangible Net Worth. Section 8.1 (*Tangible Net Worth*) of the Revolving Credit Agreement is hereby amended by deleting "$22,000,000.00" set forth therein and inserting "**$28,000,000.00**" in lieu thereof, the effect of which shall be to increase the minimum required Tangible Net Worth from $22,000,000.00 to $28,000,000.00.

3.5. Net Income. Section 8.3 (*Net Income*) of the Revolving Credit Agreement is hereby deleted in its entirety, the effect of which shall be to eliminate the "no net loss" covenant.

4. Amendments to the Term Credit Agreement. The Term Credit Agreement is hereby amended as follows, effective as of the date hereof:

4.1. Tangible Net Worth. Section 9.1 (*Tangible Net Worth*) of the Term Credit Agreement is hereby amended by deleting "$22,000,000.00" set forth therein and inserting "**$28,000,000.00**" in lieu thereof, the effect of which shall be to increase the minimum required Tangible Net Worth from $22,000,000.00 to $28,000,000.00.

4.2. Net Income. Section 9.3 (*Net Income*) of the Term Credit Agreement is hereby deleted in its entirety, the effect of which shall be to eliminate the "no net loss" covenant.

5. Amendments to the Term Facility Notes. Each of (i) the Amended and Restated Promissory Note dated June 1, 2018 in the original principal amount of $4,400,000.00 with respect to the Rustic Inn, (ii) the Promissory Note dated May 15, 2019 in the original principal amount of $3,200,000.00 with respect to Sequoia and (iii) the Promissory Note dated May 15, 2019 in the original principal amount of $7,000,000.00 with respect to JBs On the Beach (collectively, as amended to date, the "Term Facility Notes"), is hereby further amended as follows, effective as of the date hereof:

5.1. The definition of "Maturity" set forth in Section 1 (*Definitions*) of each of the Term Facility Notes is hereby deleted and replaced with the following:

"Maturity" shall mean **June 1, 2028.**

5.2. Anything in the Term Facility Notes to the contrary notwithstanding, the

Borrower shall continue to make quarterly principal payments under such Term Facility Notes on the Principal Payment Dates (as defined therein) in accordance with the terms of the Term Facility Notes until Maturity and all other terms and conditions of the Term Facility Notes shall continue in full force and effect.

6. Condominium Units. The Lender hereby releases all Liens granted to the Lender in and to the Condominium Units described on Exhibit A attached hereto and made a part hereof (the "Released Condominium Units") and permits Borrower to use the proceeds from the sale of the Released Condominium Units for general corporate purposes. Such Liens shall be, and are hereby, forever and irrevocably satisfied, released, discharged and terminated. All Liens granted to the Lender in the other Condominium Units (excluding the Released Condominium Units) shall remain unmodified and in full force and effect and shall continue to be binding and enforceable against the Borrower. The Lender shall, at the Borrower's sole cost and expense (which the Borrower hereby agrees to pay promptly upon the Lender's request therefor), execute, as applicable, and deliver to the Borrower (or any designee of the Borrower, including its counsel) all documents and instruments reasonably requested by the Borrower (or any designee of the Borrower, including its counsel), and take such other actions as the Borrower may reasonably request, to evidence the satisfaction, release, discharge and termination of the Liens of the Lender in and to the Released Condominium Units (including, as applicable, promptly filing (or authorizing the Borrower or any of its designees to file) all satisfactions, releases, terminations or discharges authorized by the Lender as may be necessary to evidence, effectuate or reflect of public record the releases contemplated by this Amendment).

7. Representations and Warranties. The Borrower represents and warrants to the Lender that, except as expressly set forth in this Amendment: (a) there is no Event of Default or any event which is, or with notice or the lapse of time or both would be, an Event of Default under the Credit Agreements or the other Loan Documents, (b) the representations and warranties in the Credit Agreements and the other Loan Documents are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, (d) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational documents, and (e) this Amendment constitutes a legal, valid and binding agreement of the Borrower, enforceable in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally. The Borrower further represents and warrants to the Lender that the corporate documents of the Borrower delivered to the Lender on March 30, 2023 have not been modified and remain in full force and effect as of the date hereof.

8. No Offsets; Waiver of Claims.

8.1 The Borrower represents, warrants and confirms that as of the date hereof, the obligations owed by the Borrower to the Lender under the Credit Agreements and the other Loan Documents are not subject to any defenses, recoupments, set-offs or counterclaims of any kind whatsoever; and any and all such defenses, recoupments, set-offs or counterclaims are hereby expressly waived by the Borrower.

8.2 The Borrower agrees that there exist no claims or charges relating to any actions or inactions of the Lender in extending financial accommodations to the Borrower under the Credit Agreements and the other Loan Documents or in the Lender's making disbursements to the Borrower thereunder or in otherwise administering the Credit Agreements.

8.3 The Borrower waives, releases and discharges any and all claims or causes of action of any kind whatsoever, whether at law or in equity, and including, but not limited to, all claims, defenses, recoupments, set-offs or counterclaims of any kind whatsoever, arising on or prior to the date hereof, which the Borrower may have against the Lender in connection with the Credit Agreements and the other Loan Documents. The waivers, releases and discharges made and given herein include the waiver by the Borrower of any damages which may have been or may in the future be caused to the Borrower, its property or business prospects because of the actions waived and released and the agreements made herein, including without limitation, any actual or implicit, direct or indirect, incidental or consequential damages suffered by the Borrower therefrom, including but not limited to (a) lost profits, (b) loss of business opportunity, (c) increased financing costs, (d) increased legal and other administrative fees and (e) damages to business reputation.

9. Conditions. This Amendment will be effective when the Lender receives the following items in form and substance satisfactory to the Lender:

9.1 this Amendment, executed and delivered by the Borrower;

9.2 such other documents, instruments and information as the Lender or its counsel may require in its sole and absolute discretion;

9.3 payment by the Borrower of all costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by the Lender in connection with this Amendment; and

9.4 payment of the Lender's amendment fee of $100,000.00.

10. Effect of Amendment. Except as expressly amended hereby, all of the terms and conditions of the Credit Agreements and the other Loan Documents shall remain in full force and effect, unmodified and enforceable against the Borrower in accordance with their terms. The Credit Agreements and the other Loan Documents and this Amendment shall be read and construed as one and the same instrument. To the extent there is any inconsistency between the terms and provisions of this Amendment, on the one hand, and the Credit Agreements and the other Loan Documents, on the other, the terms and provisions of this Amendment shall govern. This Amendment is a modification, to the extent provided herein, of the Borrower's obligations under the Credit Agreements and the other Loan Documents and is not given in substitution therefor or extinguishment thereof and is not intended to be a novation.

11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall

be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in Portable Document Format (PDF) or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment and shall be deemed to be an original signature. At the request of either party hereto, the other party hereto shall re-execute original forms hereof and deliver them to the requesting party. No party hereto shall raise the use of a facsimile machine or Portable Document Format (PDF) or other means of electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or Portable Document Format (PDF) or other means of electronic transmission as a defense to the formation or enforceability of a contract and each of the parties forever waives any such defense.

12. **FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.**

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

BORROWER:

ARK RESTAURANTS CORP.

By:______________________________
Anthony Sirica
Chief Financial Officer

LENDER:

BANK HAPOALIM B.M.,
as Lender

By: [signature]
Name: Michael Gorman III
Title: SVP

By: Joseph Romano
Name: Joseph Romano
Title: FVP

CONSENT OF MORTGAGORS/GRANTORS

Each of the undersigned, the mortgagor and/or grantor under a mortgage and/or security Agreement in favor of Bank Hapoalim B.M. hereby consents to the foregoing Omnibus Amendment and hereby acknowledges and agrees that such mortgage and/or security agreement shall continue to secure inter alia one or more of the Term Facility Notes referred to in that Omnibus Amendment as amended thereby. Nothing in this consent shall be construed to make any of the undersigned a maker of any such Term Facility Note.

[Signature Pages Follow]

ARK SHUCKERS LLC

By:_________________________
Anthony Sirica
Chief Financial Officer

ARK SHUCKERS REAL ESTATE, LLC

By:_________________________
Anthony Sirica
Chief Financial Officer

ARK OYSTER HOUSE GULF SHORES I, LLC

By:_________________________
Anthony Sirica
Chief Financial Officer

ARK CAUSEWAY REAL ESTATE, LLC

By:_________________________
Anthony Sirica
Chief Financial Officer

ARK OYSTER HOUSE CAUSEWAY II, LLC

By:_________________________
Anthony Sirica
Chief Financial Officer

ARK GULF SHORES REAL ESTATE, LLC

By:_________________________
Anthony Sirica
Chief Financial Officer

ARK AC BURGER BAR LLC

By:________________________

Anthony Sirica
Chief Financial Officer

ARK ISLAND BEACH RESORT, LLC

By:________________________

Anthony Sirica
Chief Financial Officer

RIO RESTAURANT ASSOCIATES HOLDINGS, L.P.

By:________________________

Anthony Sirica
Chief Financial Officer

ARK DEERFIELD BEACH, LLC

By:________________________

Anthony Sirica
Chief Financial Officer

RIO RESTAURANT ASSOCIATES, L.P.

By:________________________

Anthony Sirica
Chief Financial Officer

ARK LAS VEGAS RESTAURANT CORP.

By:________________________

Anthony Sirica
Chief Financial Officer

ARK POTOMAC CORP.

By:________________________
Anthony Sirica
Chief Financial Officer

ARK RUSTIC INC, LLC

By:________________________
Anthony Sirica
Chief Financial Officer

ARK RUSTIC INN REAL ESTATE, LLC

By:________________________
Anthony Sirica
Chief Financial Officer

EXHIBIT A

RELEASED CONDOMINIUM UNITS

The following Condominium Units owned by Ark Island Beach Real Estate, LLC, in Island Beach Club, a Condominium, located in St. Lucie County, Florida:

9800 South Ocean Drive, Unit 301, Jensen Beach, FL 34957
9800 South Ocean Drive, Unit 404, Jensen Beach, FL 34957
9800 South Ocean Drive, Unit 408, Jensen Beach, FL 34957